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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 15, 2002
                                                         ----------------

                            BUCKEYE PARTNERS, L.P.
                -----------------------------------------------
                (Exact name of Registrant specified in Charter)


           Delaware               1-9356                    23-2432497
       -----------------     ------------------       ----------------------
       (State or Other         (Commission                (IRS Employee
       Jurisdiction of         File Number)             Identification No.)
       Incorporation)

       5 Radnor Corporate Center, Suite 500
       100 Matsonford Road
       Radnor, PA                                           19087
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       (Address of Principal Executive Offices)           (Zip Code)


         Registrant's telephone, including area code:  (484) 232-4000
                                                       --------------

       -----------------------------------------------------------------
        (Former Name and Former Address, if Changed Since Last Report)













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Item 5.  Other Events.

         In anticipation of filing Pre-Effective Amendment No. 1 to its Registration Statement on Form S-3 (File No. 333-82241), the Registrant has amended its financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2001, which was filed with the Securities and Exchange Commission on March 28, 2002.

         The amendment consists solely of the addition of a new Note 24 to the financial statements. Note 24 contains certain pro forma results for the years ended December 31, 2001, 2000 and 1999, as if the non-amortization provisions of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," which the Registrant adopted on January 1, 2002, had been applied. These pro forma results were not required to be included in the Registrant's financial statements at the time the original Form 10-K was filed.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit No.                     Exhibit
         -----------                     -------
            23.2         Consent of Deloitte & Touche LLP

            99.1 Amended Financial Statements of the Registrant for the Year Ended December 31, 2001



                                   Signature
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  BUCKEYE PARTNERS, L.P.
                             By:  Buckeye Pipe Line Company,
                                  Its General Partner



                             By:  /s/  Stephen C. Muther
                                  ---------------------------------
                                  Name:  Stephen C. Muther
                                  Title: Senior Vice President, Administration,
                                         General Counsel and Secretary




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